Exhibit 10.1

Vermont Pure Holdings, Ltd.
1050 Buckingham Street
Watertown, CT  06795

April 8, 2009

Henry E. Baker
514 Northfield Road
Litchfield, CT  06759

Peter K. Baker
118 Gray Rock Road
Southbury, CT  06488

John B. Baker
20 Hardscrabble Road
Warren, CT  06754

Gentlemen,

I refer to $14,000,000 in aggregate principal amount of subordinated notes (“Notes”) of Vermont Pure Holdings, Ltd. (“Company”) payable to the following individuals in the amount set forth opposite the individual’s name:

Henry E. Baker	$4,600,000
John B. Baker	$4,700,000
Peter K. Baker	$4,700,000

As you know, the Company is considering the payment to John Baker of $500,000 principal amount of the Notes.

By signing the enclosed extra copy of this letter below and returning it to Bruce MacDonald, CFO of the Company, please confirm that you (a) consent to this payment, (b) waive the requirement in the Notes for 30 days’ prior written notice of prepayments, and (c) waive any objection to the fact that this payment, if made, will not be made pro-rata among the three holders of the Notes, but will be paid entirely to John Baker.  The Company will rely on your consent and waivers.

This letter may be signed in counterpart copies, and all of the signed copies will together constitute a single letter.

Very truly yours
VERMONT PURE HOLDINGS, LTD

By:	/s/ Martin Dytrych
Martin Dytrych
Chair, Audit Committee

The undersigned hereby consent and waive as set forth above.

/s/ Henry E. Baker
Henry E. Baker

Dated:  May 6, 2009

/s/ Peter K. Baker
Peter K. Baker

Dated:  May 7, 2009

/s/ John B. Baker
John B. Baker

Dated:  May 6, 2009